U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              AMENDED FORM 8-K/(A)

                                 CURRENT REPORT

                        UNDER SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 15, 2002
                        (Date of earliest event reported)

                     Innovative Software Technologies, INC.
        (Exact name of small business issuer as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                                   000-1084047
                            (Commission File Number)

                                   95-4691878
                        (IRS Employer Identification No.)

                   112 Northwest Parkway, Riverside, MO 64150
                    (Address of Principal Executive Offices)

                                 (816) 584-8030
                         (Registrant's Telephone Number)

                    ITEM 1. CHANGES IN CONTROL OF REGISTRANT

                                 Not applicable.

                  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On January 4, 2002, Innovative Software Technologies, Inc., a California corporation (the "Company" or "Registrant"), consummated the acquisition effective as of December 31, 2001 of all the outstanding common stock of Energy Professional Marketing Group, Inc. for a combination of 1,500,000 million of the Company's Series A preferred stock having a stated value of $1 per share, and 3,529,412 shares of the Company's common stock having an aggregate market price of $12,000,000 on the closing date. All of the outstanding common stock of Energy Professional Marketing Group, Inc.(EPMG) was held by two individuals, Ethan Andrew Willis and James Randolph Garn.

In connection with the acquisition, fifty percent of the Innovative common stock issued in this transaction has been placed in escrow and will be released upon the Company's achievement of three performance milestones related to future sales levels of the combined entities as referenced above as part of this acquisition.

The holders of the shares of Series A Preferred shall be entitled to receive dividends at the rate of 4% per annum of the liquidation preference per share payable yearly in fully paid and non-assessable shares of the Corporation's common stock.

The Series A Preferred shall, at the option of the holder thereof, at any time and from time to time, be convertible into that number of fully paid and non-assessable shares of the common stock of the Corporation, equal to the par value of the shares of Series A Preferred Stock being converted plus accrued but unpaid dividends, divided by 95% of the Market Price of the Corporation's common stock at the time of conversion. Subject to the provisions of (d) and (e), below, in no event shall the holders of the Class A Preferred Stock be entitled to receive more than 3,000,000 shares of common stock upon conversion of the Series A Preferred Stock. The conversion right of the holders of Series A Preferred Stock shall be exercised by the surrender of the certificates representing shares to be converted to the Corporation or its transfer agent for the Series A Preferred, accompanied by written notice electing conversion. Immediately prior to the close of business on the date the Corporation receives written notice of conversion, each converting holder of Series A Preferred shall be deemed to be the holder of record of common stock issuable upon conversion of such holder's Series A Preferred notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such common stock shall not then be actually delivered to such person. When shares of Series A Preferred are converted, all accumulated and unpaid dividends (whether or not declared or currently payable) on the Series A Preferred so converted, to and not including the conversion date, shall be due and payable. The description of the Series A Preferred set forth herein is qualified in its entirety by reference to the Certificate of Designation, which is incorporated herewith as
Exhibit 2.2.

Based in Orem, Utah, EPMG markets technology and training applications in the areas of personal finance and small business Internet development. They also develop web-based applications for small to mid-size companies across a broad range of industries. The technology they provide enables organizations to effectively transform their business to the web by bringing together multiple applications within a particular supply chain to one standard platform.

Seller is not affiliated with Innovative Software Technologies, Inc. nor with any of Innovative Software Technologies, Inc. subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Stock Purchase Agreement, which is incorporated herewith as
Exhibit 2.1.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable

ITEM 5. OTHER EVENTS

Not applicable

ITEM 6. RESIGNATION OF DIRECTORS

Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of business acquired as of and for the years ended December 31, 2001 and 2000.

    Independent Auditors' Report

(b) Pro Forma Financial information

    Pro forma Consolidated Statement of Operations for the Year Ended December 31, 2001

    Pro Forma Consolidated Condensed Balance Sheet as of December 31, 2001, including EMPG, Inc. transaction

(c) Exhibits

*2.1 Stock Purchase  Agreement by and among EPMG,  Inc. and Innovative  Software
     Solutions, Inc.

 2.2 Certificate of Designation Series A preferred stock

* Incorporated by reference


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2002                 Innovative Software Technologies, INC.

                                     By: /s/ Douglas Hackett
                                     -----------------------
                                             Douglas Hackett

ENERGY PROFESSIONAL MARKETING GROUP, INC.

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

DECEMBER 31, 2001 AND 2000

                                 C O N T E N T S


                                                                       Page
                                                                       ----
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                        1

FINANCIAL STATEMENTS
    BALANCE SHEETS                                                        3
    STATEMENTS OF EARNINGS                                                4
    STATEMENT OF STOCKHOLDERS' EQUITY                                     5
    STATEMENTS OF CASH FLOWS                                              6
    NOTES TO FINANCIAL STATEMENTS                                         7

                              REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
Energy Professional Marketing Group, Inc.


We have audited the accompanying balance sheets of Energy Professional Marketing Group, Inc. as of December 31, 2001 and 2000, and the related statements of earnings, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Energy Professional Marketing Group, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.



By: /s/ Grant Thornton, LLP
---------------------------
        Grant Thornton, LLP
        Provo, Utah

February 15, 2002

                              FINANCIAL STATEMENTS

                    Energy Professional Marketing Group, Inc.

                                 BALANCE SHEETS

                                  December 31,

                                     ASSETS

                                                               2001       2000
                                                             --------   --------
CURRENT ASSETS
    Cash                                                     $147,227   $ 45,605
    Accounts receivable, trade                                  1,458     18,056
    Prepaid expenses and other current assets                   6,571      8,591
                                                             --------   --------

           Total current assets                               155,256     72,252

PROPERTY AND EQUIPMENT, NET                                    22,450     27,911
                                                             --------   --------
                                                             $177,706   $100,163
                                                             ========   ========



                      LIABILITIES AND STOCKHOLDERS' EQUITY



CURRENT LIABILITIES
    Accounts payable                                         $ 32,589   $   --
    Accrued expenses and other current liabilities            120,049     10,916
                                                             --------   --------

           Total current liabilities                          152,638     10,916

COMMITMENTS                                                      --         --

STOCKHOLDERS EQUITY
    Common stock, $20 par value, 1,000 shares issued
      and outstanding at December 31, 2001 and 2000            20,000     20,000
    Additional paid-in capital                                  5,068     64,240
    Retained earnings                                            --        5,007
                                                             --------   --------

                                                               25,068     89,247
                                                             --------   --------

                                                             $177,706   $100,163
                                                             ========   ========

        The accompanying notes are an integral part of these statements.

                    Energy Professional Marketing Group, Inc.

                             STATEMENTS OF EARNINGS

                             Year ended December 31,

                                          2001         2000
                                      ----------   ----------
Revenues, net                         $4,431,402   $  605,914

Cost of revenues                       2,365,173         --
                                      ----------   ----------
           Gross profit
                                       2,066,229      605,914

Selling expenses                         582,792       76,496
General and administrative expenses    1,203,644      493,183
                                      ----------   ----------
           Total operating expenses
                                       1,786,436      569,679
                                      ----------   ----------
           Income from operations
                                         279,793       36,235

    Other income, net                      4,368       29,865
                                      ----------   ----------

           Net earnings
                                      $  284,161   $   66,100
                                      ==========   ==========

        The accompanying notes are an integral part of these statements.

                    Energy Professional Marketing Group, Inc.

                        STATEMENT OF STOCKHOLDERS' EQUITY

                     Years ended December 31, 2001 and 2000

                                            Common   Additional                   Total
                                            stock      paid-in      Retained   stockholders'
                                          ($20 par)    capital      earnings      equity
                                          ---------   ---------    ---------    ---------
Balance, January 1, 2000                  $  20,000   $   2,264    $  87,827    $ 110,091


Capital contributions from stockholders        --        61,976         --         61,976


Net earnings                                   --          --         66,100       66,100


Distributions to stockholders                  --          --       (148,920)    (148,920)
                                          ---------   ---------    ---------    ---------


Balance, December 31, 2000                   20,000      64,240        5,007       89,247


Net earnings                                   --          --        284,161      284,161


Distributions to stockholders                  --       (59,172)    (289,168)    (348,340)
                                          ---------   ---------    ---------    ---------


Balance, December 31, 2001                $  20,000   $   5,068    $    --      $  25,068
                                          =========   =========    =========    =========

        The accompanying notes are an integral part of these statements.

                   Energy Professional Marketing Group, Inc.,

                            STATEMENTS OF CASH FLOWS

                             Year ended December 31,

                                                                  2001         2000
                                                               ---------    ---------
Increase (decrease) in cash
    Cash flows from operating activities
       Net earnings                                            $ 284,161    $  66,100
       Adjustments to reconcile net earnings to net cash
         provided by operating activities
           Depreciation and amortization                          14,338        7,765
           Provision for sales returns                           100,000         --
           Change in assets and liabilities
              Accounts receivable, trade                          16,598        3,262
              Prepaid expenses and other current assets            2,020       (8,191)
              Accounts payable                                    32,589         --
              Accrued expenses and other current liabilities       9,133       10,916
                                                               ---------    ---------

                  Net cash provided by
                    operating activities                         458,839       79,852
                                                               ---------    ---------

Net cash used in investing activities -
    Purchase of property, plant and equipment                     (8,877)     (34,666)
                                                               ---------    ---------

Cash flows from financing activities
    Stockholders' contributions                                     --         61,976
    Distributions to stockholders                               (348,340)    (148,920)
                                                               ---------    ---------

                  Net cash used in
                    financing activities                        (348,340)     (86,944)
                                                               ---------    ---------

Net increase (decrease) in cash                                  101,622      (41,758)

Cash at beginning of year                                         45,605       87,363
                                                               ---------    ---------

Cash at the end of the year                                    $ 147,227    $  45,605
                                                               =========    =========

         The accompanying notes are an integral part of these statements

NOTE A - COMPANY DESCRIPTION

       Energy Professional Marketing Group, Inc. (the "Company"), incorporated on September 9, 1999, is a technology marketing company specializing in product fulfillment and technology database marketing. The Company markets technology and training applications in the areas of personal finance and small business Internet development. They also develop web-based applications for small to mid-size companies across a broad range of industries.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       1.       Cash and cash equivalents

       The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents. At December 31, 2001, $59,155 of cash was held by certain financial institutions to secure certain of the Company's merchant accounts.

       2.       Revenue Recognition

       The Company recognizes revenue upon the shipment of the product or fulfillment of a service. In most cases this occurs the same day payment is received from customers. The Company reserves for sales returns and allowances based on historical experience. During 2000, the Company did not directly collect payment and did not provide fulfillment on sales; consequently, only the actual payments received were recorded as revenue.

       3.       Depreciation

       Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives, generally three to five years, using the straight-line method.

       4.       Use of Estimates

       The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

       5.       Advertising Costs

       Advertising and promotion costs are expensed as incurred. Advertising costs charged against income for the year ended December 31, 2001 and 2000 were $8,251 and $1,000, respectively.

       6.       Income taxes

       The shareholders of the Company have elected "S" corporation status under applicable sections of the Internal Revenue Code and the Utah Tax Revenue Code. Accordingly, for both federal and state income tax purposes, the taxable income or loss is passed through to the shareholders, and no provision or credit for federal or state taxes is included in the financial statements. Had such taxes been payable by the Company, they would have approximated $105,000 and $25,000 in 2001 and 2000, respectively.

       7.       Recent Accounting Pronouncements

       On July 20, 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) 141, Business Combinations, and SFAS 142, Goodwill and Intangible Assets. SFAS 141 is effective for all business combinations completed after June 30, 2001. SFAS 142 is effective for fiscal years beginning after December 15, 2001; however, certain provisions of this Statement apply to goodwill and other intangible assets acquired between July 1, 2001 and the effective date of SFAS 142. Major provisions of these Statements and their effective dates for the Company are as follows:

       o All business combinations initiated after June 30, 2001 must use the purchase method of accounting. The pooling of interest method of accounting is prohibited except for transactions initiated before July 1, 2001.
       o Intangible assets acquired in a business combination must be recorded separately from goodwill if they arise from contractual or other legal rights or are separable from the acquired entity and can be sold, transferred, licensed, rented or exchanged, either individually or as part of a related contract, asset or liability.
       o Goodwill, as well as intangible assets with indefinite lives, acquired after June 30, 2001, will not be amortized. Effective January 1, 2002, all previously recognized goodwill and intangible assets with indefinite lives will no longer be subject to amortization.
       o Effective January 1, 2002, goodwill and intangible assets with indefinite lives will be tested for impairment annually and whenever there is an impairment indicator.
       o All acquired goodwill must be assigned to reporting units for purposes of impairment testing and segment reporting.

       Although it is still reviewing the provisions of these Statements, management's preliminary assessment is that these Statements will not have a material impact on the Company's financial statements.

NOTE C - PROPERTY AND EQUIPMENT

       Property and equipment is recorded at cost and consists of the following at December 31, 2001 and 2000:

                                            2001             2000
                                      ----------------  --------------
       Machinery and Equipment       $      28,177     $      20,025
       Furniture and Fixtures               16,376            15,651
                                      ----------------  --------------
                                            44,553            35,676
       Accumulated depreciation            (22,103)           (7,765)
                                      ----------------  --------------
                                     $      22,450     $      27,911
                                      ================  ==============

       Depreciation for the years ended December 31, 2001 and 2000 was $14,338 and $7,765 respectively.


NOTE D - ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

       Accrued expenses and other current liabilities consists of the following at December 31, 2001 and 2000:

                                            2001             2000
                                      ----------------  --------------
       Salaries and wages payable    $       7,686     $      10,916
       Commissions payable                  12,174                 -
       Reserve for sales returns           100,000                 -
       Other                                   189                 -
                                      ----------------  --------------
                                     $     120,049     $      10,916
                                      ================  ==============


NOTE E - COMMITMENTS

       In 2001, the Company has entered into operating leases for office space. Future minimum lease payments under these operating leases as of December 31, 2001 are as follows:

             Year ending December 31,
                 2002                                  $       8,400
                 2003                                          4,500
                 Thereafter                                        -
                                                        ------------

                                                       $      12,900
                                                        ============

       Rent expense for the year ended December 31, 2001 and 2000 was $48,160 and $16,747, respectively.

NOTE F - SUBSEQUENT EVENTS

       Acquisition by Innovative Software Technologies, Inc.

       Effective as of the end of business December 31, 2001, the Company was acquired by Innovative Software Technologies, Inc. (Innovative); a Kansas City based global software company specializing in the aggregation and distribution of business-to-business and business-to-consumer eService platforms and products.

       In connection with the acquisition, the Company's shareholders exchanged 100% of their stock in the Company for 1,500,000 shares of Innovative preferred stock, having a stated value of $1 per share, and 3,529,412 shares of Innovative common stock, having an aggregate market price of $12,000,000 on the closing date. Fifty percent of the Innovative common stock issued in this transaction has been placed in escrow and will be released upon the Company's achievement of three performance milestones related to future sales levels.

       The acquisition described above was accounted for as a purchase transaction and accordingly, the results of operations and financial condition of the Company are included in Innovative's consolidated financial statements only after the date of acquisition.

       Employment Agreements

       On December 31, 2001, the Company entered into employment agreements with two officer/shareholders of the Company. The employment agreements expire on January 1, 2007 and provide for allowances, benefits, bonuses and, in addition, an annual salary for each of the two officer/shareholders of $100,000. The agreements are unilaterally terminable for cause as defined in the agreements.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2001 gives effect to (i) the acquisition on December 31, 2001 of all the outstanding common stock of Energy Professional Marketing Group, Inc. in exchange for a combination of 1,500,000 million shares of Innovative Software Technologies, Inc's Series A preferred stock having a stated value of $1 per share and 3,529,412 shares of Innovative's common stock have an aggregate market value of $12,000,000 on the closing date. The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2001 gives effect to the aforementioned transaction as if the transaction had occurred on January 1, 2001. The following unaudited pro forma financial data may not be indicative of what the results of operations or financial position of Innovative Software Technologies, Inc. would have been, had the transactions to which such data gives effect been completed on the date assumed, nor are such data necessarily indicative of the results of operations or financial position of Innovative Software Technologies, Inc. that may exist in the future. The following unaudited pro forma information should be read in conjunction with the notes thereto, the other pro forma financial statements and notes thereto, and the consolidated financial statements and notes of Innovative Software Solutions, Inc. as of December 31, 2000 and for each of the two years in the period then ended appearing in the Company's Form 10-KSB and the historical financial statements of Energy Professional Marketing Group, Inc. appearing elsewhere in this filing.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2001

                                                     Innovative
                                                      Software
                                         EPMG,          Tech.        Pro Forma        Pro Forma
                                         Inc.            Inc.        Adjustments     Consolidated
                                      ------------   ------------    ------------    ------------
Net sales                             $  4,431,402   $  1,018,278   $       --      $  5,449,680
Cost of sales                            2,365,173           --             --         2,365,173
                                      ------------   ------------    ------------    ------------

Gross profit                             2,066,229      1,018,278      3,084,507

Selling, general and administrative      1,786,436      1,012,043        170,000       2,968,479
                                      ------------   ------------    ------------    ------------

    Operating income                       279,793          6,235       (170,000)(3)     116,028
                                      ------------   ------------    ------------    ------------

Other income                                 4,368           --             --             4,368
                                      ------------   ------------    ------------    ------------

Income from operations before
  income tax expense                       284,161          6,235           --           120,396
Income tax expense (benefit)                  --            2,534         37,787 (2)     (40,321)
                                      ------------   ------------    ------------    ------------

Net income                                 284,161          3,701       (207,787)         80,075

Preferred stock dividend                      --             --          (63,158)(4)     (63,158)
                                      ------------   ------------    ------------    ------------

Income Available to
  Common Shareholders                 $    284,161          3,701       (270,945)         16,917
                                      ============   ============    ============    ============

Net income per common share:                  --             --             --      $        .00 (1)
                                      ============   ============    ============    ============

Weighted average number of
  common shares outstanding                   --             --             --        49,301,452
                                      ============   ============    ============    ============

Notes to Unaudited Pro Forma Consolidated Statement of Operations Adjustments

The Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2001 has been adjusted to reflect the following:

(1) For purpose of determining pro forma earnings per share, the issuance of 3,529,412 shares of unregistered shares of common stock to affect the acquisition of Energy Professional Marketing Group, Inc. was assumed to be outstanding from January 1, 2001 by Innovative Software Technologies, Inc.

(2) The Company's pro forma tax provision reflects an effective tax rate of 40% considering federal and state income taxes net of the effect of certain non-deductible costs principally related to acquisitions consummated.

(3) For the purpose in determining Selling, general and administrative expense, the employment agreements entered into with two officer/shareholders as of December 31, 2001, were assumed to be effective as of January 1, 2001, with each being paid $100,000 annually, net of actual wages paid.

(4) For the purpose in determining net income per common shareholder, it was assumed the holders of the shares of Series A Preferred received dividends at the rate of 4% per annum of the liquidation preference per share payable yearly in fully paid and non-assessable shares of the Corporation's common stock divided by 95% of the Market Price of the Corporation's common stock at the time of conversion.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             As of December 31, 2001

                                            Energy        Innovative
                                            Professional  Software
                                            Marketing     Technologies    Pro Forma       Pro Forma
                                            Group, Inc.   Inc.            Adjustments     Consolidated
                                           ------------   ------------    ------------    ------------
ASSETS
Current assets:

  Cash and cash equivalents                $    147,227   $    135,080    $       --      $    282,307
  Accounts receivable                             1,458         47,934          49,392
  Investment in subsidiary                         --           25,068         (25,068)           --
  Marketable Securities                            --          549,896            --           549,896
  Prepaid expenses                                6,571           --              --             6,571
  Other receivables                                --            2,543            --             2,543
  Deferred income taxes                            --              850            --
                                           ------------   ------------    ------------    ------------
                                                                                                   850
    Total current assets                        155,256        761,371         (25,068)        891,559
                                           ------------   ------------    ------------    ------------

  Property and equipment, net                    22,450         39,602            --            61,512
                                           ------------   ------------    ------------    ------------

  Goodwill                                         --       13,549,932            --        13,549,932
  Other assets                                     --           23,810            --            23,810
  Deferred income taxes - Non-current              --            3,042            --             3,042
  Deposit                                          --            4,491            --             4,491
                                           ------------   ------------    ------------    ------------

    Total Assets                           $    177,706   $ 14,381,708    $    (25,068)   $ 14,534,346
                                           ============   ============    ============    ============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

  Accounts payable and
    Accrued expenses                       $    152,638   $     99,551    $       --      $    252,189
  Deferred tax liability                           --               38            --                38
                                           ------------   ------------    ------------    ------------

    Total current liabilities                   152,638         99,589            --           252,227
                                           ------------   ------------    ------------    ------------

  Deferred tax liability - Non-current     $       --     $        134    $       --      $        134
                                           ------------   ------------    ------------    ------------

    Total liabilities                           152,638         99,723            --           252,361
                                           ------------   ------------    ------------    ------------



Commitments and contingencies                      --             --              --              --

Stockholders' equity:
  Preferred stock - Series A                       --        1,850,000            --         1,850,000
  Preferred stock - Series B                       --          248,491            --           248,491
  Common stock                                   20,000         48,285         (20,000)         48,285
  Additional paid-in capital                      5,068     12,626,679          (5,068)     12,626,679
  Unrealized loss on
    available for sale Securities                  --         (204,354)           --          (204,354)

 (Accumulated deficit) retained earnings           --         (287,116)           --          (287,116)
                                           ------------   ------------    ------------    ------------

    Total stockholders' equity                   25,068     14,281,985         (25,068)     14,281,985
                                           ------------   ------------    ------------    ------------

    Total liabilities and
    stockholders' equity                   $    177,706   $ 14,381,708    $    (25,068)   $ 14,534,346
                                           ============   ============    ============    ============

Notes to Condensed Consolidated Balance Sheet

The Condensed Consolidated Balance Sheet as of December 31, 2001 including the transaction between Innovative Software Technologies, Inc. and EPMG, Inc. described as follows:

(1) Effective on December 31, 2001, the Company purchased all of the outstanding shares of Energy Professional Marketing Group, Inc., a technology marketing company specializing in product fulfillment for outside vendors and technology and database marketing, based in Orem, UT. In connection with the acquisition, the Company issued 1,500,000 shares of Series A preferred stock, having a stated value of $1 per share, and 3,529,412 shares of common stock, having an aggregate market price of $12,000,000 on the closing date. Fifty percent of the Innovative common stock issued in this transaction has bas been placed in escrow and will be released upon the Company's achievement of three performance milestones related to future sales levels. The acquisition described above was accounted for as a purchase transaction, and, accordingly, the results of operations and financial condition of the acquired company are included in
           Innovative's consolidated statements only after the date of acquisition.

                                EXHIBIT INDEX

Exhibit No.   Description

2.1 Stock Purchase Agreement by and among EPMG, Inc. and Innovative Software Technologies, Inc. (Incorporated by reference in Form 8-K/A filed on January 15, 2002).

2.2           Certificate of Designation Series A preferred stock.



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